Exhibit 99.4

1PCF 01 - Diane B. Cavanaugh 02 - Charles A. Martinek 03 - Kenneth H. Thomas For Withhold For Withhold For Withhold NorthEast Community Bancorp, Inc. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03GBWA + + Signature 1 — Please keep signature within the box.Signature 2 — Please keep signature within the box.Date (mm/dd/yyyy) — Please print date below. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 1, 2, 3, 5 and 6. A Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required. Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. B 5. The ratification of the appointment of BDO USA, LLP as independent registered public accountants for the fiscal year ending December 31, 2021. 6. The approval of the adjournment of the annual meeting, if necessary, to solicit additional proxies. 4. The election of three directors to serve for terms of three years each. For Against Abstain For Against Abstain 1. The approval of the Plan of Conversion and Reorganization. 2. An informational proposal regarding the approval of a provision in NorthEast Community Bancorp, Inc.’s articles of incorporation to limit the voting rights of shares beneficially owned in excess of 10% of NorthEast Community Bancorp, Inc.’s outstanding voting stock. For Against Abstain 3. An informational proposal regarding the approval of a provision in NorthEast Community Bancorp, Inc.’s articles of incorporation regarding a super-majority vote to approve certain amendments to NorthEast Community Bancorp, Inc.’s articles of incorporation. For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ M M M M M M M M M MMMMMMMMMMMMMMM 503888 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM M MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 1234 5678 9012 345 If no electronic voting, delete QR code and control # ∆≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/NECB or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/NECB Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote!

ANNUAL MEETING OF STOCKHOLDERS Month XX, 20XX, X:XX P.M., Local Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints the official proxy committee of NorthEast Community Bancorp, Inc. (the “Company”), consisting of TBD and TBD, or any of them, with full power of substitution in each, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders to be held on Month XX, 20XX at X:XX P.M., local time, at Venue, Street, City, State ZIP, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as indicated on this proxy card. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy, properly signed and dated, will be voted “FOR” all nominees and “FOR” proposals 1, 2, 3, 5 and 6. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting. This proxy also confers discretionary authority on the proxy committee of the Board of Directors to vote (1) with respect to the election of any person as director, where the nominees are unable to serve or for good cause will not serve and (2) matters incident to the conduct of the meeting. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. REVOCABLE PROXY — NORTHEAST COMMUNITY BANCORP, INC. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Non-Voting Items C + + Change of Address — Please print new address below. Comments — Please print your comments below. Meeting Attendance Mark box to the right if you plan to attend the Annual Meeting. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/NECB